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                                                                    EXHIBIT 10.3



                                                   FACILITY I TO AMENDMENT NO. 1



                                 AMENDMENT NO. 1
                               TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of June 27, 2000, among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Borrower"), each lender under the hereinafter defined Credit Agreement (including each "Designated Lender" existing as of the date hereof; each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), and BANK ONE, NA and BANKBOSTON, N.A. (each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents").


                                    RECITALS:


A.   The Borrower, the Lenders, the Administrative Agent and the
     Co-Documentation Agents entered into that certain Credit Agreement dated as of November 17, 1999 (as amended, the "Credit Agreement"; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).


B. The Borrower has requested that Section 8.2 of the Credit Agreement be amended as hereinafter set forth.


C. The Administrative Agent, the Co-Documentation Agent and the Lenders are agreeable to such request, subject to the terms of this Amendment.


     NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment of Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting in its place the following new subsection (b):

     (b) Sell, transfer, master lease or dispose of any of its Property, either directly or indirectly, except that if at the time thereof and immediately after giving effect thereto, no Default shall have occurred, (i) any Subsidiary of the Borrower may sell, transfer, master lease or otherwise dispose of its assets to the Borrower or to any other Subsidiary, (ii) the Borrower may sell, transfer, master lease or otherwise dispose of its assets to any Subsidiary Guarantor, (iii) in connection with any transaction pursuant to which a Real Property asset of Borrower is or will be encumbered with a mortgage (as permitted under Section 8.1(vii)), the Borrower may transfer such asset to any Subsidiary, and (iv) the Borrower or any Subsidiary



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     of the Borrower may sell Property in an arm's length transaction (or, if the transaction involves an Affiliate of the Borrower or a Subsidiary of the Borrower, if the transaction complies with Section 8.8) for the fair market value thereof, as reasonably determined by the Borrower, provided that such sale could not reasonably be expected to have a Material Adverse Effect and provided further that for any fiscal year of the Borrower, any sale, transfer, master lease or disposition of Property in reliance on this clause (iv) which when combined with all other such sales, transfers, master leases or dispositions made in such fiscal year shall not exceed 25% of the total book value of all Property of the Borrower and its Subsidiaries determined as of the first day of such fiscal year.

2. Reaffirmation of Guaranty. Each Subsidiary Guarantor is executing this Amendment to evidence its consent and agreement to the terms hereof. Each Subsidiary Guarantor confirms that the Subsidiary Guaranty is in full force and effect in accordance with the terms thereof and continues to be the binding obligation of each Subsidiary Guarantor.

3. Effectiveness of Amendment. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent, on or before June 27, 2000, of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, each Co-Documentation Agent and the Required Lenders, in sufficient copies for each Lender, the Administrative Agent and each Co-Documentation Agent to receive an original thereof.

4. No Other Amendments. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with its terms.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Trust Limitation for New Plan Realty Trust. This Amendment and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of New Plan Realty Trust ("NPRT") by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of NPRT, and no trustee, officer, employee, agent or shareholder of NPRT shall be bound or held to any


                                      -2-


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personal liability or responsibility in connection with the agreements, obligations and undertakings of NPRT hereunder, and any person or entity dealing with NPRT in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Administrative Agent, the Co-Documentation Agents and each Lender hereby acknowledge and agree that each agreement and other document executed by NPRT in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.


                                      -3-



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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No.1 to Credit Agreement as of the date first above written.

                                       NEW PLAN EXCEL REALTY TRUST, INC.


                                       By: /s/ Dean Bernstein
                                           -------------------------------------
                                           Dean Bernstein
                                           Senior Vice President


                                       THE BANK OF NEW YORK,
                                       as Administrative Agent and a Lender


                                       By: /s/ Frederick Laudisi
                                           -------------------------------------
                                           Frederick Laudisi
                                           Vice President


                                       BANK ONE, NA
                                       as Co-Documentation Agent
                                       and a Lender


                                       By: /s/ Patricia Leung
                                           -------------------------------------
                                           Name:  Patricia Leung
                                           Title: Senior Vice President


                                       FLEET NATIONAL BANK
                                       F/K/A  BANKBOSTON, N.A.
                                       as Co-Documentation Agent
                                       and a Lender


                                       By: /s/ Daniel P. Stegemoeller
                                           -------------------------------------
                                           Name:  Daniel P. Stegemoeller
                                           Title: Vice President



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                                       ARGENTARIA, CAJA POSTAL Y
                                       BANCO HIPOTECARIO S.A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       BANK OF AMERICA, N. A.


                                       By: /s/ Thomas E. Schubert
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CHANG HWA COMMERCIAL
                                       BANK, LTD., NEW YORK BRANCH


                                       By: /s/ Wan-Tu Yeh
                                           -------------------------------------
                                           Name:  Wan-Tu Yeh
                                           Title: VP & General Manager


                                       ERSTE BANK


                                       By: /s/ Paul Judicke
                                           -------------------------------------
                                           Name:  Paul Judicke
                                           Title: Vice President



                                       By: /s/ John Runion
                                           -------------------------------------
                                           Name:  John Runion
                                           Title: First Vice President


                                       ISRAEL DISCOUNT BANK OF NEW YORK


                                       By: /s/ Marc G. Cooper
                                           -------------------------------------
                                           Name:  Marc G. Cooper
                                           Title: Vice President



                                       By: /s/ Chet Davis
                                           -------------------------------------
                                           Name:  Chet Davis
                                           Title: First Vice President

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                                       PNC BANK, N. A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       KEY BANK


                                       By: /s/ Kenneth A. McIntyre, Jr.
                                           -------------------------------------
                                           Name:  Kenneth A. McIntyre, Jr.
                                           Title: Vice President


 Each of the following Subsidiary
 Guarantors consents and agrees to
 the terms of this Amendment and the
 provisions of Section 2 thereof:

 NEW PLAN REALTY TRUST


 By: /s/ Dean Bernstein
     ----------------------------------
     Name:
     Title:


 EXCEL REALTY - ST, INC.


 By: /s/ Dean Bernstein
     ----------------------------------
     Name:
     Title: